Exhibit 10.7

TENTH AMENDMENT OF LEASE

This TENTH AMENDMENT OF LEASE made this 11th day of April, 2014 by and between E. I. DU PONT DE NEMOURS AND COMPANY (hereinafter “LANDLORD”) and INCYTE CORPORATION (hereinafter “TENANT”).

W I T N E S S E T H:

WHEREAS, LANDLORD and TENANT entered into a Sublease dated June 16, 2003 as amended October 28, 2003 by the First Amendment of Sublease, the Second Amendment of Sublease dated March 2, 2005, the Third Amendment of Lease dated December 15, 2006, the extension letter to the Lease dated September 25, 2007, the Fourth Amendment of Lease dated December 1, 2007, the Fifth Amendment of Lease dated December 5, 2008, and the Sixth Amendment of Lease dated December 15, 2009, the Seventh Amendment of Lease dated November 1, 2010, the Eighth Amendment of Lease dated April 16, 2010, and the Ninth Amendment of Lease dated July 16, 2013 (the Sublease and Lease as amended are hereby referred to as the “LEASE”);

WHEREAS, the parties desire to further amend the LEASE to extend the Lease term;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

(1)           The Term of the LEASE will be extended for an additional six (6) month period (the “LEASE EXTENSION”) commencing at midnight June 30, 2014 and expiring at midnight on December 31, 2014 (the “EXPIRATION DATE”).

(2)           All other terms and conditions of the LEASE, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this TENTH AMENDMENT OF LEASE on the day and year above-written.

WITNESS:	E. I. DU PONT DE NEMOURS AND COMPANY

	By:	/s/ Christopher J. Heck

	Title:	Manager—Corporate Real Estate and
Strategic Planning

WITNESS:	INCYTE CORPORATION

/s/ Bonnie Croce	By:	/s/ Paula J. Swain

	Title:	Executive Vice President, Human Resources